Exhibit 99.1
All numbers reported in thousands(000).

                         United States Bankruptcy Court
                              District of Delaware

In re:  Uniroyal Technology Corporation                      Case No.  02-12471
        Consolidation                                 Reporting Period:  Mar 03

                            MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                             Form No.  Document   Explanation
                                                         Attached    Attached
Schedule of Cash Receipts and Disbursements    MOR-1        X
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                      MOR-1        X
  Copies of bank statements                                 X
  Cash disbursements journals
Statement of Operations                        MOR-2        X
Balance Sheet                                  MOR-3        X
Status of Post Petition Taxes                  MOR-4        X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Post Petition Debts          MOR-4        X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging   MOR-5        X
Debtor Questionnaire                           MOR-5        X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------            ------------------------
Signature of Debtor                              Date

-------------------------------------            ------------------------
Signature of Joint Debtor                        Date

-------------------------------------            ------------------------
Signature of Authorized Individual*              Date

-------------------------------------            ------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation                 Case No.  02-12471
Consolidation
Debtor                                                Reporting Period:  Mar 03

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                     CURRENT MONTH         CUMULATIVE TO DATE
                                  ACTUAL    PROJECTED    ACTUAL       PROJECTED
CASH BEGINNING OF MONTH              794            0       645               0

Receipts
Cash Sales                             0            0         0               0
Accounts Receivable                4,006        4,745    23,963          26,757
Loans and Advances                 4,829            0    13,596               0
Medical                               15            0       118               0
Sale of Assets                       220          600     6,561           6,941
Other (Attach List)                  280          350       280             350
Transfers (From DIP Accts)        11,477            0    62,764               0

Total Receipts                    20,827        5,695   107,282          34,048

Disbursements
Payroll and Taxes                  1,622        1,522     9,957           9,650
Inventory Purchases                1,613        2,686    11,653          13,502
Medical                              647          222     1,530           1,488
Sales, Use & Other Taxes               2          460        22             460
Secured/Rental/Leases                 96           98       653             653
Utilities                            226          141     1,044           1,159
Insurance                            214          145     1,323           1,557
Repairs & Maintenance                 28           15       142             109
Outside Services                     199          114     1,232           1,073
Administrative                        44          184       356             613
Selling                               59           -7       364             475
Other (Attach List)                    0          304       277           1,279

Change in Other                     -385            0      -645               0
Transfers (To DIP Accts)          14,733            0    77,036               0

Professional Fees                    768            0     1,223               0
US Trustee Quarterly Fees             41            0        46               0
Court Costs                            0            0         0               0

Total Disbursements               19,907        5,884   106,213          32,018

Net Cash Flow                        920         -189     1,069           2,030

CASH END OF MONTH                  1,714                  1,714



THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                     $19,907
Less: Transfers to Debtor in Possession Accounts                        $14,733
Plus: Estate disbursements made by outside sources
      (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES          $5,174

In     Consolidated
re____________________________             Case No.
Debtor                                     Reporting Period:           Mar 2003

                            STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                   Cumulative
REVENUES                                            Month        Filing to Date
Gross Revenues                                      3,478             23,274
Less: Returns and allowances                          -77                  8
Net Revenue                                         3,555             23,266

COST OF GOODS SOLD
Beginning Inventory                                     0                  0
Add: Purchases                                          0                  0
Add: Cost of Labor                                      0                  0
Add: Other Costs (attach schedule)                  3,810             21,276
Less: Ending Inventory                                  0                  0
Cost of Goods Sold                                  3,810             21,276
Gross Profit                                         -255              1,990

OPERATING EXPENSES
Marketing                                              11                169
Bad Debts                                               0                  0
Contributions                                           0                 45
Employee Training & Relocation                          1                 17
Insider Compensation*                                   0                  0
Insurance                                              76                664
Corporate Services                                      0                  0
Office Expense                                         15                 71
Repairs and Maintenance                                 3                 30
Rent and Lease Expense                                 16                250
Salaries/Commissions/Fees                             414              2,958
Supplies                                                9                 18
Outside Services                                      103                510
Taxes - Real Estate & Property                          9                 80
Taxes - Other                                           6                 -5
Travel and Entertainment                               45                295
Utilities                                              42                219
Other (attach schedule)                                34                141
Total Operating Expenses Before Depreciation          784              5,462

Depreciation/Depletion/Amortization                   737              6,086
Net Profit (Loss) Before Other Income & Expenses   -1,776             -9,558

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                        209              5,357
Interest Expense                                       85                636
Other Expense (attach schedule)                       977              3,735
Net Profit (Loss) Before Reorganization Items      -2,629             -8,572

REORGANIZATION ITEMS
Professional Fees                                       0                  0
U.S. Trustee Quarterly Fees                             0                  0
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                   0                  0
Gain (Loss) from Sale of Equipment                      0                  0
Other Reorganization Expenses (attach schedule)       120              2,895
Total Reorganization Expenses                         120              2,895

Income Taxes                                          -80               -266
Net Profit (Loss)                                  -2,669            -11,201

In Re: Consolidated                                    Case No.
Debtor                                                 Reporting Period: Mar 03

                            STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       Month        Filing to Date

Other Costs
Variable Cost Of Goods Sold                         2,832             14,371
Direct Manufacturing Period                           862              5,761
R & D                                                 116              1,144

Total                                               3,810             21,276

Other Operational Expenses
Bank & Loan Charges                                    32                125
Royalty Expense                                         1                  6
Discounts Lost                                          3                  9
Rounding                                               -2                  1

Total                                                  34                141

Other Income
Administration Fees                                    70                233
Medical Expense Clearing                              216              1,405
Gain On Fixed Assets                                    0                 -5
Gain On Sale Of Sterling Semiconductor, Inc           138              3,920
Misc Income                                             1                 -1

Total                                                 425              5,552

Other Expenses
Idle Facility Cost                                    111                708
Loss On Fixed Assets                                  842              2,014
Retiree Medical                                        24                142
Medical Expense Clearing                              216              1,074
Lease Expense                                           0                  0
Misc Expense                                            0                 -8

Total                                               1,193              3,930

Other Reorganization Expenses
Legal                                                  12              1,495
Financial Advisors                                     66                515
Auditors & Admin                                        1                114
Public Relations                                        0                -12
Committees Fees                                        38                710
Other                                                   3                 73

Total                                                 120              2,895

In re: Consolidated                                    Case No.
Debtor                                                 Reporting Period: Mar 03

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS                                         Book Value at        Book Value
                                               End of Current       on Petition
                                               Reporting Month         Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                  1,714                645
Restricted Cash and Cash Equivalents
  (see continuation sheet)                             0                  0
Accounts Receivable, Net                           4,975              4,880
Notes Receivable                                       0                  0
Inventories                                        9,592             10,130
Prepaid Expenses                                   2,061              1,725
Professional Retainers                                 0                  0
Other Current Assets (attach schedule)               183                395
TOTAL CURRENT ASSETS                              18,525             17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                     5,093              5,622
Machinery and Equipment                           56,348             66,984
Furniture, Fixtures and Office Equipment           5,345              6,082
Leasehold Improvements                            10,515             13,778
Vehicles                                              13                 13
Constrution In Process                               962              1,802
Less: Accumulated Depreciation                    35,925             36,065
TOTAL PROPERTY AND EQUIPMENT                      42,351             58,216

OTHER ASSETS
Loans to Insiders*                                     0                  0
Other Assets (attach schedule)                    15,860             17,473

TOTAL ASSETS                                      76,736             93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                   5,250              2,756
Taxes Payable (Refer to FORM MOR-4)                  958              1,108
Wages Payable                                      1,345              1,870
Debt - Secured                                     5,566              6,643
Accrued Benefits & Withholdings                      827              1,238
Retiree Medical                                    5,991              5,704
Professional Fees                                  1,133                  5
Amounts Due to Insiders*                               0                  0
InterCompany                                           0                  0
Other Postpetition Liabilities (attach schedule)   1,004              1,414
TOTAL POSTPETITION LIABILITIES                    22,074             20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                           0                  0
Priority Debt                                          0                  0
Unsecured Debt                                    56,367             63,249
TOTAL PREPETITION LIABILITIES                     56,367             63,249

TOTAL LIABILITIES                                 78,441             83,987

SHAREHOLDERS' EQUITY
Capital Stock                                        327                327
Additional Paid-in-Capital                       112,291            112,291
Partners' Capital Account                              0                  0
Owner's Equity Account                                 0                  0
Retained Earnings - Pre-petition                 -65,787            -65,787
Retained Earnings - Post-petition                -11,182                  0
Adjustments to Shareholders' Equity (attach
  schedule)                                      -37,354            -37,354
Postpetition Contributions (Distributions)
  /(Draws) (attach schedule)                           0                  0
Net Shareholders' Equity                          -1,705              9,477

Total Liabilities and Shareholders' Equity        76,736             93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                                   Case No.
Debtor                                                 Reporting Period: Mar 03

                                 BALANCE SHEET
                               Continuation Sheet

                                              Book Value at        Book Value
                                              End of Current       on Petition
ASSETS                                       Reporting Month          Date

Other Current Assets
Other Current Receivables                          183                 395
Securities Owned                                     0                   0
Current Deferred Tax Asset                           0                   0
Other Current Assets                                 0                   0

Total                                              183                 395

Other Assets
Investment In Affiliates                             0                   0
L/T Receivables                                      0                   0
L/T Investments                                      0               1,010
Patents / Trademarks / Goodwill                 14,281              14,392
Loan Costs                                         255                   1
L/T Deferred Tax Asset                               0                   0
Other L/T Assets                                 1,324               2,070

Total                                           15,860              17,473

                                              Book Value at        Book Value
                                              End of Current       on Petition
LIABILITIES AND SHAREHOLDERS' EQUITY         Reporting Month          Date
Other Postpetition Liabilities
Accrued Interest                                    33                  26
Accrued EPA                                          0                   0
Accrued Repl. & Adj.                                 0                   0
Accrued Other Expenses                             421                 196
Accrued Longevity                                  259                 289
Other Liabilities                                  291                 903

Total                                            1,004               1,414

Adjustments to Shareholders' Equity
Treasury Stock                                 -37,354             -37,354

Postpetition Contribution (Distributions)/(Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                     Case No.
Debtor                                                 Reporting Period: Mar 03

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                       Beginning    Amount                                            Ending
                                       Tax          Withheld or    Amount      Date    Check No.      Tax
                                       Liability    Accrued        Paid        Paid    or EFT         Liability
Federal
  Withholding                               0            0           0                                    0
  FICA-Employee                             0            0           0                                    0
  FICA-Employer                             0            0           0                                    0
  Unemployment                              0            0           0                                    0
  Income                                  206          -81           0                                  125
  Other                                     0            0           0                                    0
Total Federal Taxes                       206          -81           0                                  125
State and Local
  Withholding                               0            0           0                                    0
  Sales                                     5            0           1                                    4
  Franchise                                22           17           0                                   39
  Income                                   -9            0           0                                   -9
  Real Property                             0            0           0                                    0
  Personal Property                       925          106         232                                  799
  Other                                     0            0           0                                    0
Total State and Local                     943          123         233                                  833
Total Taxes                             1,149           42         233                                  958

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                                   Number of Days Past Due
                                                  Current     0-30     31-60     61-90     Over 90     Total
Accounts payable                                   2588        206       646       154          49     3,643
Wages payable                                         0          0         0         0           0         0
Taxes payable                                         0          0         0         0           0         0
Rent/Leases-Building                                  0          0         0         0           0         0
Rent/Leases-Equipment                                 0          0         0         0           0         0
Secured Debt/Adequate Protection Payments             0          0         0         0           0         0
Professional Fees                                     0          0         0         0           0         0
Amounts Due to Insiders*                              0          0         0         0           0         0
Other A/P Clearings                                   0          0         0         0           0         0
Other                                             1,607          0         0         0           0     1,607
Total Postpetition Accounts Payable               4,195        206       646       154          49     5,250

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                                    Case No.
Debtor                                                 Reporting Period: Mar 03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                       Amount
Total Accounts Receivable at the beginning of the reporting period        5,733
+ Amounts billed during the period.                                       3,520
-Amounts collected during the period.                                     3,819
Total Accounts Receivable at the end of the reporting period              5,434


Accounts Receivable Aging                                                Amount
0-30 days old                                                             3,860
31-60 days old                                                              608
61-90 days old                                                              344
91+ days old                                                                622
Total Accounts Receivable                                                 5,434
Allowance                                                                   346
Other                                                                      -113
Accounts Receivable (Net)                                                 4,975


DEBTOR QUESTIONNAIRE

Must be completed each month                                   Yes          No

1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?
   If yes, provide an explanation below.                       Yes

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting period?
   If yes, provide an explanation below.                                    No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                        Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?
   If no, provide an explanation below.                        Yes


Sterling Semiconductor, Inc. was sold to Dow Corning Enterprizes on January 23, 2003.